Supplement dated June 15, 2000
                                     to the

Alliance Variable Products Series Fund, Inc.   the Flexible Premium Variable
Prospectus and Statement of Additional         Universal Life Policy Prospectus
Information, dated May 1, 2000, and            issued by AIG Life Insurance
                                               Company through its Variable
                                               Account II, dated May 1, 2000

         On May 1, 2000 AIG Life Insurance Company ("AIG"), its Variable Account II, (the "AIG Separate Account"), American International Life Assurance Company of New York ("American"), its Variable Account B, (the "American Separate Account"), Reliastar Life Insurance Company of New York ("Reliastar"), its Separate Accounts P and Q (the "Reliastar Separate Accounts" and, together with the AIG Separate Account and the American Separate Account, the "Separate Accounts") and Alliance Variable Products Series Fund, Inc. ("AVP") filed an application with the SEC requesting approval (1) to substitute (the "C&G Substitution") shares of AVP's Total Return Portfolio for shares of AVP's Conservative Investors Portfolio and Growth Investors Portfolio held by Divisions of the Separate Accounts, and (2) to substitute (the "MM Substitution" and, together with the C&G Substitution, the "Substitutions") shares of AVP's Money Market Portfolio and shares of the Oppenheimer Money Fund/VA for shares of AVP's Short-Term Multi-Market Portfolio (together with AVP's Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio and
Money Market Portfolio, the "Affected Portfolios") held by Divisions of the Separate Accounts.

         The Substitutions are intended to create economies of scale and to reduce operating expenses borne indirectly by owners (the "Contractowners") of variable life insurance contracts in connection with one or more of the Separate Accounts.

         The Substitutions will have no effect on the total value of the units that you hold in one or more Separate Accounts. Rights to transfer to other portfolios of AVP will not be affected by the Substitutions. These transfers may be made at any time without tax liability and, until approximately 60 days after the substitutions have been consummated, without any charge. In addition, the Substitutions will not alter the insurance benefits to Contractowners or the contractual obligations of AIG, American or Reliastar, as the case may be.

         After receiving an order from the SEC approving the Substitutions, and subject to any required insurance department approvals, AIG, American, Reliastar, AVP and the Separate Accounts currently expect to consummate the Substitutions on or about September 15, 2000, or as soon thereafter as practicable. AIG, American, Reliastar and Alliance Capital Management L.P.,
AVP's investment adviser, will bear the expenses attributable to the Substitutions.

Please retain this supplement for future reference.